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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                  July 21, 2003
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                        (Date of earliest event reported)


                           LOCAL FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)


Delaware                                001-13949                65-0424192
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
of incorporation)                                            Identification No.)


3601 N.W. 63rd Street, Oklahoma City, Oklahoma                           73116
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(Address of principal executive offices)                              (Zip Code)


                                 (405) 841-2298
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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              (Former name, former address and former fiscal year,
                          if changed since last report)


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ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Not applicable.

         (b) Not applicable.

         (c) The following exhibit is included with this Report:

             Exhibit 99.1 Press Release dated July 21, 2003.


ITEM 9.      REGULATION FD DISCLOSURE

         On July 21, 2003, Local Financial Corporation announced by press release its earnings for the quarter ended June 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1. The information contained in this Report on Form 8-K is furnished pursuant to Item 12.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     LOCAL FINANCIAL CORPORATION


                                                     By: /s/Richard L. Park
                                                         -----------------------
                                                         Richard L. Park
                                                         Chief Financial Officer


Date:    July 21, 2003